MassMutual Equity EdgeSM

Supplement dated August 16, 2006 to the

variable annuity prospectus dated April 28, 2006

The prospectus is revised as follows:

On page 9, under “Examples Using Current Expenses,” the table is replaced with the following:

	Example I				Example II
Years	1	3	5	10	1	3	5	10
MML Equity Index Fund (Class 1)	$2,341	$3,214	$3,863	$5,516	$479	$1,483	$2,549	$5,516